SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
INVESCO VAN KAMPEN EXCHANGE FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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INVESCO LTD.	JUNE 2010

 Important Notice To Invesco Van Kampen
 Exchange Fund Partners
 Questions & Answers
Although we recommend that you read the complete Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.

Q. Why am I receiving this Proxy Statement?

A. This is the Annual Meeting of Partners. You are being asked to vote on a proposal to elect eleven nominees for Managing General Partners.

Q. Will my vote make a difference?

A. Yes, your vote is important and will make a difference. We encourage all Partners to participate in the governance of their Fund.

Q. How do the Managing General Partners of the Fund suggest that I vote?

A. They recommend that you vote “For All” of the nominees on the enclosed proxy card.

Q. How do I vote my proxy?

A. You may cast your vote by mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q. Whom do I call if I have questions?

A. Please contact us at Invesco Investment Services, Inc. ’s 24-hour Automated Investor Line at 1-800-341-2929 Option 1 or on the internet at www.invesco.com.

 About the Proxy Card

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

Election of Managing General Partners – mark “FOR ALL,” “WITHHOLD” or “FOR ALL EXCEPT.”

To withhold authority to vote for one or more nominees, check “FOR ALL EXCEPT” and write the nominee’s name on the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	PROXY
INVESCO VAN KAMPEN EXCHANGE FUND ANNUAL MEETING OF PARTNERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXX

FOR ALL
	FOR ALL	WITHHOLD	EXCEPT
To vote to elect eleven Managing General Partners to serve until their respective successors are duly elected and qualified:	☐	☐	☐

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

To withhold authority to vote for one or more nominee check “For All Except” and write the nominee’s name on the line below.

Please be sure to sign and date this Proxy, Date

Partner sign here Co-owner sign here

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
        SAMPLE

INVESCO VAN KAMPEN EXCHANGE FUND

A California Limited Partnership

1555 Peachtree Street, N.E.
Atlanta, GA 30309

NOTICE OF ANNUAL MEETING OF
PARTNERS

To Be Held July 16, 2010

Notice is hereby given to the Partners of the Invesco Van Kampen Exchange Fund, a California limited partnership (“Fund”), that the Annual Meeting of Partners (the “Meeting”) will be held at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173, on July 16, 2010 at 2:45 p.m. for the following purposes:

1.	To elect eleven Managing General Partners, each to serve until the next annual meeting of Partners or until a successor is elected and qualified.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Partners of record at the close of business on May 28, 2010 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

By Order of the Managing General Partners

John M. Zerr,
Senior Vice President, Secretary and
Chief Legal Officer

June 14, 2010

The Fund will furnish, without charge, a copy of its most recent annual report to any Partner upon request. Any such request should be directed to the Fund by calling 1-800-341-2929 Option 2 or by writing to the Fund at 11 Greenway Plaza, Houston, TX 77046-1173.

Partners of the Fund are invited to attend the Meeting in person. If you do not expect to attend the Meeting, please indicate your voting instructions on the enclosed proxy card, date and sign the proxy card and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also record your voting instructions by telephone or via the internet.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the internet promptly.

The Managing General Partners recommend that you cast your vote:

•	FOR ALL of the nominees for Managing General Partner listed in the Proxy Statement.

Your vote is important.
Please return your proxy card or record
your voting instructions by telephone
or via the internet promptly
no matter how many shares you own.

PROXY STATEMENT

INVESCO VAN KAMPEN EXCHANGE FUND

A California Limited Partnership

1555 Peachtree Street, N.E.
Atlanta, GA 30309

ANNUAL MEETING OF PARTNERS

July 16, 2010

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Managing General Partners of Invesco Van Kampen Exchange Fund, a California limited partnership (the “Fund”), of proxies to be voted at the Annual Meeting of Partners, and all adjournments thereof (the “Meeting”), to be held at 11 Greenway Plaza, Suite 2500, Houston, TX 77046-1173, on July 16, 2010 at 2:45 p.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is June 16, 2010.

Participating in the Meeting are holders of units of partnership interest (collectively, the “Shares”) of the Fund. The purpose of the Meeting is to permit the holders of the Fund’s Shares to elect ten Managing General Partners.

The Managing General Partners have fixed the close of business on May 28, 2010 as the record date (the “Record Date”) for the determination of holders of Shares of the Fund entitled to vote at the Meeting. Partners of the Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the Partners of the Fund for each Share of the Fund then held, with no Share having cumulative voting rights.

The Fund will furnish, without charge, a copy of its most recent annual report to any Partner upon request. Any such request should be directed to the Fund by calling 1-800-341-2929 Option 2 or by writing to the Fund at 11 Greenway Plaza, Houston, TX 77046-1173.

At the close of business on May 28, 2010, there were issued and outstanding 133,656 Shares of the Fund.

Voting

With respect to the election of Managing General Partners, those persons receiving the highest number of votes “For,” cast at a meeting at which a quorum is present in person or by proxy, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting of Partners or until their successors are elected and qualified.

The Managing General Partners recommend that you cast your vote “FOR ALL” of the nominees for Managing General Partner of the Fund listed in the Proxy Statement.

All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “For” the proposal as to which they are entitled to be voted. A Partner who abstains from voting on any or all matters will be deemed present at the Meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the Partner has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners responds but does not vote on a proposal because the nominee lacks beneficial owner direction and the nominee does not exercise discretionary authority (a so-called “broker non-vote”), the Shares held by the nominee will be deemed present at the Meeting for quorum purposes but will not be deemed to have voted on the particular matter (or matters) as to which the nominee has not voted. With respect to the election of Managing General Partners, abstentions and broker non-votes are disregarded since only votes “For” are considered in determining those persons receiving the highest number of votes “For.” A majority of the outstanding Shares must be present in person or by proxy to have a quorum to conduct business at the Meeting.

Partners who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, by recording later dated voting instructions via the internet or automated telephone or by attending the Meeting and voting in person.

The Fund knows of no business other than the election of Managing General Partners that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and non-votes) would be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Partners based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Investment Adviser

Invesco Advisers, Inc. serves as investment adviser to the Fund (the “Adviser”). The Adviser is a wholly owned subsidiary of Invesco Ltd. On April 16, 2010, shareholders of the Fund approved a new investment advisory agreement with the Adviser, which became effective on June 1, 2010, the closing date of the transaction between Morgan Stanley and Invesco Ltd., whereby Morgan Stanley sold substantially all of its retail asset management business, including Van Kampen Investments, Inc. to Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, GA 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Other Service Providers

The Fund has entered into a master administrative services agreement with the Adviser. The principal business address of the Adviser is 1555 Peachtree Street, N.E., Atlanta, GA 30309. The Fund has entered into a support services agreement with Invesco Investment Services, Inc. The principal business address of Invesco Investment Services, Inc. is 11 Greenway Plaza, Suite 2500, Houston, TX 77046-1173.

PROPOSAL 1: ELECTION OF MANAGING GENERAL PARTNERS

Nomination of Managing General Partners

Eleven Managing General Partners are to be elected, each to serve until the next annual meeting of Partners or until a successor is elected and qualified. If an incumbent Managing General Partner is not reelected, he/she shall be deemed to have withdrawn from the partnership as a Managing General Partner under the terms of the partnership agreement. At the time of his/her election, each Managing General Partner was required to acquire Shares of the Fund having a net asset value of at least $5,000 on or before his or her admission as a Managing General Partner.

INFORMATION REGARDING MANAGING GENERAL PARTNERS AND NOMINEES
FOR ELECTION AS MANAGING GENERAL PARTNER

The business and affairs of the Fund are managed under the direction of the Fund’s Managing General Partners. The tables below list the incumbent Managing General Partners, their principal occupations, other directorships held by them and their affiliations, if any, with the Adviser or its affiliates. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the Record Date. Managing General Partners serve one year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

Incumbent Independent Managing General Partners:

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time		General	Held by Managing
of Managing General Partner	Fund	Served	Principal Occupation(s)	Partner	General Partner

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Managing General Partner	Managing General Partner since 1998	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	35	Trustee/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time		General	Held by Managing
of Managing General Partner	Fund	Served	Principal Occupation(s)	Partner	General Partner

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Managing General Partner	Managing General Partner since 2003	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rod Dammeyer (69) CAC, LLC 4350 LaJolla Village Drive Suite 320 San Diego, CA 92122-1243	Managing General Partner	Managing General Partner since 1998	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	35	Trustee/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and prior to 2002, Director of Arris Group, Inc.

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time		General	Held by Managing
of Managing General Partner	Fund	Served	Principal Occupation(s)	Partner	General Partner

Linda Hutton Heagy (61) 4939 South Greenwood Chicago, IL 60615	Managing General Partner	Managing General Partner since 2003	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and as Associate at Price Waterhouse.	18	Trustee/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.
R. Craig Kennedy (58) 1744 R Street, N.W. Washington, D.C. 20009	Managing General Partner	Managing General Partner since 2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the	18	Trustee/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time		General	Held by Managing
of Managing General Partner	Fund	Served	Principal Occupation(s)	Partner	General Partner

Investment Committee of the Joyce Foundation, a private foundation.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Managing General Partner	Managing General Partner since 1998	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	18	Trustee/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time		General	Held by Managing
of Managing General Partner	Fund	Served	Principal Occupation(s)	Partner	General Partner

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Managing General Partner	Managing General Partner since 2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Managing General Partner	Managing General Partner since 1998	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	35	Trustee/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts.

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time		General	Held by Managing
of Managing General Partner	Fund	Served	Principal Occupation(s)	Partner	General Partner

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Managing General Partner	Managing General Partner since 2003	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time		General	Held by Managing
of Managing General Partner	Fund	Served	Principal Occupation(s)	Partner	General Partner

Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

Incumbent Interested Managing General Partner:

Number of
Funds in Fund
		Term of		Complex
		Office and		Overseen by
	Position(s)	Length of		Managing	Other Directorships
Name, Age and Address	Held with	Time	Principal Occupation(s)	General	Held by Managing
of Managing General Partner	Fund	Served	During Past 5 Years	Partner	General Partner

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Managing General Partner	Managing General Partner since 1998	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	35	Trustee/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

Nominee for Interested Managing General Partner:

Colin D. Meadows**[3] (39) 1555 Peachtree Street, N.E. Atlanta, GA 30309	Nominee for Managing General Partner, Chief Administrative Officer of Invesco Advisers, Inc.	N/A	Chief Administrative Officer of Invesco Advisers, Inc. since 2006. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance. Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank. From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in the banking and asset management sectors.	17

N/A -	Not applicable. Mr. Meadows is currently a nominee for Managing General Partner.

*	Mr. Whalen is an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

**	Mr. Meadows is an interested person of the Funds in the fund complex because he is an officer of the Adviser.

Board of Managing General Partners Qualifications, Diversity and Leadership Structure

The management of the Invesco Van Kampen Funds seeks to provide investors with disciplined investment teams, a research-driven culture, careful long-term perspective, and a legacy of experience. Consistent with these goals, the Board of Managing General Partners (the “Board”) overseeing the Fund seeks to provide partners with a highly qualified, highly capable and diverse group of Board members reflecting the diversity of investor interests underlying the Fund and with a diversity of backgrounds, experience and skills that the Board considers desirable and necessary to its primary goal — protecting and promoting Partners’ interests. While the Board does not require that its members meet specific qualifications, the Board has historically sought to recruit and continues to value individual Board members that add to the overall diversity of the Board — the objective is to bring varied backgrounds, experience and skills reflective of the wide range of the Partner base and provide both contrasting and complementary skills relative to the other Board members to best protect and promote Partners’ interests. Board diversity means bringing together different viewpoints, professional experience, investment experience, education, and other skills. As can be seen in the individual biographies above, the Board brings together a wide variety of business experience (including chairman/chief executive officer-level and director-level experience, including board committee experience, of several different types of organizations); varied public and private investment-related experience; not-for-profit experience; customer service and other back office operations experience; a wide variety of accounting, finance, legal, and marketing experience; academic experience; consulting experience; and government, political and military service experience. All of this experience together results in important leadership and management knowledge, skills and perspectives that provide the Board understanding and insight into the operations of the Funds and add range and depth to the Board. As part of its governance oversight, the Board conducts an annual self-effectiveness survey which includes, among other things, evaluating the Board’s (and each committee’s) agendas, meetings and materials, conduct of the meetings, committee structures, interaction with management, strategic planning, etc., and also includes evaluating the Board’s (and each committee’s) size, composition, qualifications (including diversity of characteristics, experience and subject matter expertise) and overall performance. The Board evaluates all of the foregoing and does not believe any single factor or group of factors controls or dominates the qualifications of any individual Managing General Partner or the qualifications of the Managing General Partners as a group. After considering all factors together, the Board believes that each Managing General Partner is qualified to serve as a Managing General Partner of the Fund. For more information about the backgrounds, experience, and skills of each Managing General Partner, see the individual biographies above.

The Board’s leadership structure consists of a Chairman of the Board and three standing committees, each described below (and ad hoc committees when necessary),

with each committee staffed by Independent Managing General Partners and an Independent Managing General Partner as Committee Chairman. The Chairman of the Board is not the principal executive officer of the Fund. The Chairman of the Board is not an “interested person” (as that term is defined by the 1940 Act) of the Adviser. However, the Chairman of the Board is an “interested person” (as that term is defined by the 1940 Act) of the Fund for the reasons described above in the Managing General Partner biographies. The Board, including the Independent Managing General Partners, periodically reviews the Board’s leadership structure for the Fund, including the interested person status of the Chairman, and has concluded the leadership structure is appropriate for the Fund. In considering the chairman position, the Board has considered and/or reviewed (i) the Fund’s organizational documents, (ii) the role of a chairman (including, among other things, setting the agenda and managing information flow, running the meeting and setting the proper tone), (iii) the background, experience and skills of the Chairman (including his independence from the Adviser), (iv) alternative structures (including combined principal executive officer/chairman, selecting one of the Independent Managing General Partners and/or appointing an independent lead Managing General Partner), (v) rule proposals in recent years that would have required all fund complexes to have an independent chairman, (vi) the Chairman’s past and current performance, and (vii) the potential conflicts of interest of the Chairman (and noted their periodic review as part of their annual self-effectiveness survey and as part of an independent annual review by the Fund’s audit committee of Fund legal fees related to such potential conflict). In conclusion, the Board and the Independent Managing General Partners have expressed their continuing support of Mr. Whalen as Chairman.

Board Role in Risk Oversight

As noted above, the management of the fund complex seeks to provide investors with disciplined investment teams, a research-driven culture, careful long-term perspective and a legacy of experience. Thus, the goal for the Fund is attractive long-term performance consistent with the objectives and investment policies and risks of the Fund, which in turn means, among other things, good security selection, reasonable costs and quality shareholder services. An important sub-component of delivering this goal is risk management — understanding, monitoring and controlling the various risks in making investment decisions at the individual security level as well as portfolio management decisions at the overall fund level. The key participants in the risk management process of the Fund are the Fund’s portfolio manager, the Adviser’s senior management, the Adviser’s risk management group, the Adviser’s compliance group, the Fund’s chief compliance officer, and the various support functions (i.e. the custodian, the Fund’s accountants (internal and external), and legal counsel). While the Fund is subject to other risks such as valuation, custodial, accounting, shareholder servicing, etc., the Fund’s primary risk is understanding, monitoring and controlling the various risks in making portfolio management decisions consistent with the Fund’s objective and policies. The Board’s role is oversight of management’s risk management process. At regular quarterly meetings, the Board reviews Fund performance and factors, including risks, affecting such performance with the Adviser’s senior management, and the Board typically meets at least once a year with the portfolio managers of the Fund. At regular quarterly meetings, the Board reviews reports showing monitoring done by the Adviser’s risk management group, the Adviser’s compliance group, the Fund’s chief compliance officer and reports from the Fund’s support functions.

Remuneration of Managing General Partners

The compensation of Managing General Partners and executive officers that are affiliated persons (as defined in 1940 Act) of the Adviser is paid by the respective affiliated entity. The Fund pays the non-affiliated Managing General Partners an annual retainer and meeting fees for services to such funds.

Each Managing General Partner has served as a member of the Fund’s Board of Managing General Partners since the year of such Managing General Partner’s appointment or election as set forth on Annex C to this Proxy Statement.

Additional information regarding compensation and benefits for Managing General Partners is set forth below. As indicated in the notes accompanying the table, the amounts relate to the Fund’s most recently completed fiscal year ended December 31, 2009 or the most recently completed calendar year ended December 31, 2009.

Compensation Table

		Invesco Van Kampen Funds
			Aggregate
			Estimated
		Aggregate	Maximum
		Pension or	Annual	Total
		Retirement	Benefits from	Compensation
	Aggregate	Benefits	the Fund	Before
	Compensation	Accrued as	Complex	Deferral from
	from the	Part of	Upon	Invesco Van
Name	Fund(1)	Expenses(2)(4)	Retirement(3)(4)	Kampen Funds(5)

Independent Managing General Partners:
David C. Arch	$291	$42,315	$105,000	$227,131
Jerry D. Choate	291	111,454	105,000	227,131
Rod Dammeyer	291	86,550	105,000	227,131
Linda Hutton Heagy	291	28,549	105,000	227,131
R. Craig Kennedy	291	19,253	105,000	227,131
Howard J Kerr	291	30,608	157,741	227,131
Jack E. Nelson	291	38,437	105,000	227,131
Hugo F. Sonnenschein	291	87,154	105,000	227,131
Suzanne H. Woolsey	291	72,965	105,000	227,131
Interested Managing General Partner:
Colin D. Meadows(6)	0	0	0	0
Wayne W. Whalen	291	82,190	105,000	227,131

(1) The amounts shown in this column are the aggregate compensation from the Fund to each Managing General Partner for the Fund’s fiscal year ended December 31, 2009.

(2)	The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds (except the Fund) in the Fund Complex for each of the trustees for the funds’ respective fiscal years ended in 2009. Each fund in the Fund complex (except the Fund) had previously adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who had been receiving Trustee’s compensation from a fund prior to such non-affiliated Trustee’s retirement, had at least 10 years of service (including years of service prior to adoption of the retirement plan) for such fund and retires at or after attaining the age of 60, was eligible to receive a retirement benefit each year for ten years following such Trustee’s retirement from such fund. Non-affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service were entitled to reduced retirement benefits from a fund.

(3)	For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds (except the Fund) in the Fund Complex as of the calendar year ended December 31, 2009 for each year of the 10-year period commencing in the year of such trustee’s anticipated retirement. The retirement plan that had previously been in place is described above.

(4)	Prior to June 1, 2010, the Board of the Fund and the Boards of many of other funds formerly advised by Van Kampen Asset Management had the same members in common across all such Boards, and these Boards had common director/trustee compensation and benefit arrangements, including deferred compensation plans and retirement plans, across all of those Boards and their respective underlying funds (except the Fund). Other than the new member added to the Board on June 1, 2010, the other members of the Board of the Funds did not change, however, the Boards of most of the other funds formerly advised by Van Kampen Asset Management did change and in connection with these changes, among other things, the funds terminated their deferred compensation plan and retirement plan and paid out the amounts deferred and/or accrued on such funds’ books through the date of such termination and additional amounts not accrued to date in the amount of the net present value of the benefits the Board members would have received had they served until their normal retirement date on all such funds plus an amount equal to taxes on such payment. Such additional amounts payable to any Board members were not borne by the funds’ shareholders.

(5)	The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex for the calendar year ended December 31, 2009 before deferral under any deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. The deferred compensation plan allowed trustees to defer receipt of compensation so that amounts deferred were retained by a fund and earned a rate of return determined by reference to either the return on the common shares of funds in the Fund Complex as selected by the respective Trustee. To the extent permitted by the 1940 Act, a fund invested in securities of these funds selected by the Trustees in order to match the deferred compensation obligation.

(6)	Mr. Meadows was not a member of the Board of Managing General Partners as of the Fund’s fiscal year ended December 31, 2009.

Share Ownership of Managing General Partners

As of May 28, 2010, each Managing General Partner of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Fund Complex overseen by such Managing General Partner/Trustee in the dollar range amounts specified below:

Independent Managing General Partners

Aggregate Dollar Range
of Equity Securities
in all Funds Overseen
	Dollar Range of	by the Managing
	Equity Securities	General Partner/Trustee
	in the Fund	in the Fund Complex

David C. Arch	$1 - $10,000	$50,001 - $100,000
Jerry D. Choate	$1 - $10,000	$1 - $10,000
Rod Dammeyer	$1 - $10,000	Over $100,000
Linda Hutton Heagy	$1 - $10,000	$1 - $10,000
R. Craig Kennedy	$1 - $10,000	Over $100,000
Howard J Kerr	$1 - $10,000	$1 - $10,000
Jack E. Nelson	$1 - $10,000	$1 - $10,000
Hugo F. Sonnenschein	$1 - $10,000	$10,001 - $50,000
Suzanne H. Woolsey	$1 - $10,000	$10,001 - $50,000

Interested Managing General Partners

Aggregate Dollar Range
of Equity Securities
in all Funds Overseen
	Dollar Range of	by the Managing
	Equity Securities	General Partner/Trustee
	in the Fund	in the Fund Complex

Colin D. Meadows	None	None
Wayne W. Whalen	$1 - $10,000	Over $100,000

As of May 28, 2010, the officers and Managing General Partners owned less than 1% of the outstanding Shares of the Fund.

Board Committees and Meetings

The Fund’s Board of Managing General Partners has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of “Independent Managing General Partners”, which is defined for purposes herein as trustees who: (1) are not “interested persons” of the Fund as defined by the 1940 Act and (2) are “independent” of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

The Board’s audit committee consists of Messrs. Choate, Dammeyer and Kennedy. In addition to being Independent Managing General Partners as defined above, each of these Managing General Partners also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board concerning the selection of the Fund’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund’s financial statements, accounting records or internal controls. The Board has adopted a formal written charter for the audit committee which sets forth the audit committee’s responsibilities. The Fund’s audit committee charter is available at www.invesco.com. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm their independence. Based on this review, the audit committee recommended to the Board of the Fund that the Fund’s audited financial statements be included in the Fund’s annual report to Partners for the most recent fiscal year for filing with the Securities and Exchange Commission (the “SEC”). Each member of the Fund’s audit committee is deemed an audit committee expert.

The Board’s brokerage and services committee consists of Mesdames Heagy and Woolsey and Mr. Sonnenschein. The brokerage and services committee reviews the Fund’s allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements.

The Board’s governance committee consists of Messrs. Arch, Kerr and Nelson. In addition to being Independent Managing General Partners as defined above, each of these Managing General Partners also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Managing General Partners on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics.

The Fund’s governance committee charter, which includes the Fund’s nominating policies, is available at www.invesco.com. The Independent Managing General Partners of the Fund select and nominate any other nominee Independent Managing General Partners for the Fund. While the Independent Managing General Partners of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Managing General Partners as they deem appropriate, they will consider nominations from Partners to the Board. Nominations from Partners should be in writing and sent to the Independent Managing General Partners as described below.

During the Fund’s last fiscal year, the Board held 16 meetings. During the Fund’s last fiscal year, the audit committee of the Board held 4 meetings, the brokerage and services committee held 5 meetings and the governance committee held 1 meeting. During the Fund’s last fiscal year, each Managing General Partner during the period such Managing General Partner served as such attended at least 75% of the meetings of the Board of Managing General Partners and all committee meetings thereof of which such Managing General Partner was a member.

Partner Communications

Partners may send communications to the Fund’s Board of Managing General Partners. Partners should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for such Managing General Partner above. Other Partner communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

OTHER INFORMATION

Executive Officers of the Fund

The following information relates to the executive officers of the Fund. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Fund are appointed annually by the Managing General Partners and serve for one year or until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

Name, Year of Birth
and Position(s) Held	Principal Occupation(s)
with the Fund	During Past 5 Years

Russell C. Burk - 1958 Senior Vice President and Senior Officer	Senior Vice President and Senior Officer, The Invesco Funds

John M. Zerr - 1962 Senior Vice President, Chief Legal Officer and Secretary	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; and Manager, Invesco PowerShares Capital Management LLC.

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder

Name, Year of Birth
and Position(s) Held	Principal Occupation(s)
with the Fund	During Past 5 Years

Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

Lisa O. Brinkley - 1959 Vice President	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds.

Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

Kevin M. Carome - 1956 Vice President	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The Invesco Funds; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Director and Vice President, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Name, Year of Birth
and Position(s) Held	Principal Occupation(s)
with the Fund	During Past 5 Years

Sheri Morris - 1964 Vice President, Treasurer and Principal Financial Officer	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley - 1960 Vice President	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

Lance A. Rejsek - 1967 Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust. Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Name, Year of Birth
and Position(s) Held	Principal Occupation(s)
with the Fund	During Past 5 Years

Todd L. Spillane - 1958 Chief Compliance Officer	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company.

Partner Information

As of May 28, 2010, no person was known by the Fund to own beneficially 5% or more of the Fund’s outstanding Shares except as follows:

	Amount of	Approximate
Name and Address	Ownership as of	Percentage
of Holder	May 28, 2010	of Ownership
Comerica Bank Detroit PO Box 75000 Detroit, MI 48275-0001	45,045	33.70%

Gordon E. Moore and Betty I Moore Trust 100 Canada Road Woodside, CA 94062-4101	11,184	8.37%

A. Fletcher Sisk, Jr. Trust 3009 Larkspur Run Williamsburg, VA 23185-3766	10,697	8.00%

Michael Lloyd Trust 7232 Boyne City Road Charlevoix, MI 49720-9492	7,704	5.76%

Independent Registered Public Accounting Firm

The Board of Managing General Partners of the Fund, including a majority of the Managing General Partners who are not “interested persons” of the Fund (as defined by the 1940 Act), have appointed, effective June 1, 2010, PricewaterhouseCoopers, LLP (“PWC”) as the independent registered public accounting firm of the Fund for the Fund’s fiscal year following May 31, 2010. The Fund’s independent registered public accounting firm prior to May 31, 2010 was Deloitte & Touche LLP (“D & T” or the “Prior Auditor”). The audit committee of the Fund recommended and approved the decision to change the Fund’s independent registered public accounting firm and such decision was approved by the Fund’s Board, including a majority of the Managing General Partners who are not “interested persons” of the Fund (as defined by the 1940 Act) in connection with the change in control of the Fund’s investment adviser, and Invesco Advisers becoming investment adviser to the Fund (“Change in Control”). The Change in Control resulted in the Prior Auditor being prohibited from being engaged by the Fund as independent registered public accountants for the Fund’s fiscal years ended after May 31, 2010 because of certain business relationships between the accountants and certain affiliates of the Fund’s new investment adviser, Invesco Advisers, or its affiliated companies that are not permitted under the auditor independence requirements in Rule 2-01 of Regulation S-X. The Fund’s Board of Trustees believes that there are operational efficiencies in having one auditor for all Invesco Funds.

Concurrent with the effective date of the Change in Control, the Prior Auditor resigned as the independent registered public accounting firm of the Fund.

The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused it to make reference to that matter in connection with its report for the Fund.

Audit and Other Fees

The Fund and certain “covered entities” were billed the following amounts by D&T during the Fund’s two most recent fiscal years.

Fiscal Year Ended 2009

	Van Kampen
	Exchange Fund		Covered Entities(1)

Audit Fees	$28,080		N/A
Non-Audit Fees
Audit-Related Fees	$0		$215,000	(2)
Tax Fees	$2,750	(3)	$0
All Other Fees	$0		$0
Total Non-Audit Fees	$2,750		$215,000
Total	$30,830		$215,000

Fiscal Year Ended 2008

	Van Kampen
	Exchange Fund		Covered Entities(1)

Audit Fees	$28,080		N/A
Non-Audit Fees
Audit-Related Fees	$0		$244,200	(2)
Tax Fees	$1,650	(3)	$0
All Other Fees	$0		$0
Total Non-Audit Fees	$1,650		$244,200
Total	$29,730		$244,200

N/A — Not applicable.

(1)	Covered Entities include Van Kampen Asset Management, the adviser to the Fund during the last fiscal year of the Fund (the “Former Adviser”) (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Former Adviser that provides ongoing services to the Fund.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Former Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 report.

(3)	Tax Fees represent tax compliance services provided in connection with the review of the Fund’s tax returns.

The audit committee of the Board of Managing General Partners has considered whether the provision of non-audit services performed by D&T to the Fund and Covered Entities is compatible with maintaining D&T’s independence in performing audit services. The audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. 100% of such services were pre-approved by the audit committee pursuant to the audit committee’s pre-approval policies and procedures. The Fund’s pre-approval policies and procedures are included in the Fund’s audit committee charter, which is available at www.invesco.com.

It is not expected that representatives of PricewaterhouseCoopers, LLP or D&T will attend the Meeting. In the event representatives of PricewaterhouseCoopers, LLP or D&T do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Expenses

The Fund will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, or personal interview by representatives of the Fund, the Adviser and/or its affiliates. The Fund may also retain Computershare Fund Services, a professional solicitation firm to assist in proxy solicitation. The estimated cost of solicitation by Computershare Fund Services is approximately $3,000.

Partner Proposals

To be considered for presentation at a Partners’ meeting, rules promulgated by the SEC require that, among other things, a Partner’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Partner proposals intended to be presented at the year 2011 Annual Meeting of Partners for the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Fund at the Fund’s principal address by March 18, 2011. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund’s principal executive offices not later than May 2, 2011. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any Partner who wishes to submit proposals for consideration at a meeting of the Fund’s Partners should send such proposal to the Fund at the principal executive offices of the Fund at 1555 Peachtree Street, N.E., Atlanta, GA 30309, Attn: President and General Counsel.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on July 16, 2010.

This Proxy Statement is available on the Internet at:
https://www.proxy-direct.com/inv21515

General

Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of Partners of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund at 11 Greenway Plaza, Suite 2500, Houston, TX 77046-1173, for inspection by any Partner during regular business hours for ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy promptly or record your voting instructions by telephone or via the internet. No postage is required if mailed in the United States.

John M. Zerr,
Senior Vice President, Secretary and
Chief Legal Officer

June 14, 2010

Invesco 11 Greenway Plaza Houston, Texas 77046-1173 www.invesco.com Member FINRA/SIPC.

PROXY	PROXY
INVESCO VAN KAMPEN EXCHANGE FUND
NOTICE OF ANNUAL MEETING OF PARTNERS TO BE HELD ON JULY 16, 2010
The undersigned holder of shares of Invesco Van Kampen Exchange Fund, a California limited partnership (the “Fund”), hereby appoints Colin D. Meadows, Sheri Morris and John M. Zerr and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Partners to be held at 11 Greenway Plaza, Suite 2500, Houston, TX 77046-1173 on Friday, July 16, 2010 at 2:45 p.m., and at any adjournments thereof (“the Meeting”), and thereat to vote all Shares which the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally present, in accordance with the following instructions. If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they may jointly (or if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.
Important Notice Regarding the Availability of Proxy Materials for the Meeting of Partners to be held on July 16, 2010. The following material is available at www.proxy-direct.com: [     ]
This proxy is solicited on behalf of the Board of Managing General Partners. It will be voted as specified. If no specification is made, this proxy shall be voted for the proposal described herein and in the discretion of the proxies upon such other business as may properly come before the meeting.
The undersigned hereby acknowledge receipt of the accompanying Notice of Meeting and Proxy Statement for the meeting to be held on July 16, 2010.

VOTE VIA THE TELEPHONE: [ ] VOTE VIA THE INTERNET: [ ]

999 9999 9999 999

Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

Signature

Signature

, 2010

Dated

Your vote is important!
Please sign, date and return your proxy card promptly no matter how many shares you own.

Authority to vote for the election as Managing General Partners, the nominees named below:

PLEASE MARK VOTES AS IN THIS
			EXAMPLE:		☑

01. David C. Arch	02. Jerry D. Choate	03. Rod Dammeyer
04. Linda Hutton Heagy	05. R. Craig Kennedy	06. Howard J Kerr
07. Colin D. Meadows	08. Jack E. Nelson
09. Hugo F. Sonnenschein	10. Wayne W. Whalen	11. Suzanne H. Woolsey	FOR	WITHHOLD	FOR ALL EXCEPT
To withhold authority to vote for any nominee(s) mark “For All Except” and write the nominee name(s) on the line provided:			☐	☐	☐

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.